UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

38 Corporate Circle,
Albany, New York 12203
(Address of principal executive offices)

(518) 452-1242
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          On July 12, 2012, the Company amended its Supplemental Executive Retirement Plan to fix the annual retirement benefit to be received by its Chief Executive Officer following his retirement at $950,000.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

10.1	Fifth Amendment to the Trans World Entertainment Corporation Supplemental Executive Retirement Plan

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2012	TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John Anderson

Name: John Anderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to the Trans World Entertainment Corporation Supplemental Executive Retirement Plan